SEMI-ANNUAL REPORT

May 31, 1997

Key Money

Market

Mutual Fund

(Logo)

KeyFunds

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to Key Mutual Funds, which consists of several different portfolios, one of which, the Key Money Market Mutual Fund (the "Fund"), is included in this semi-annual report. Key Mutual Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from The Key Mutual
Funds.

Shares of the Funds are not deposits or other obligations of, or guaranteed or endorsed by Key Asset Management Inc., any KeyCorp bank, or their affiliates. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares and other information.

There can be no assurance that the Key Money Market Mutual Fund will be able to maintain a stable net asset value of $1.00 per share.

(logo)

KeyFunds

KEY MONEY MARKET MUTUAL FUND

Investment
Review and
Economic
Outlook

Nineteen ninety seven began with some trepidation among fund managers, whose overriding concern was, "How long will this scenario of low inflation and high employment last?" The Federal Reserve Board, which sets monetary policy, seemed to share this concern when it raised the Federal Funds rate by a quarter of a percentage point in March. This move was deemed "anticipatory" because visible signs of inflation had not yet kicked in.

The market is concerned about inflation and the resultant impact on interest rates because this affects the value of the future stream of cash flows. For now this concern has been lulled by recent economic reports that indicate inflation has not yet become a major problem.
Of these, perhaps the most important was thxe employment cost index (released April 29) which revealed no appreciable acceleration in wages and salaries, despite the tightest labor market in some years.

Thus, despite the strong GDP growth rate of 5.9% in the first quarter of 1997, the Federal Reserve Board left interest rates unchanged at its subsequent meeting on May 20. The support for this move came in the form of retail sales, which slipped in April, and factory production, which declined for the first time in more than a year. As of April, producer prices had also fallen for four months in a row. On the flip side, the unemployment rateis at a 25 year low, well below the "natural" rate that economists consider sustainable without inflation.

Business cycles--alternate periods of boom and recessions--have been an inevitable feature of the economy. Given the fact that the current business expansion has completed its sixth year, and is one of the longest on record, it is natural for the financial markets to feel some anxiety. Improved inventory management by companies and more effective monetary policy by the Fed are possibly stretching out the current period of expansion. The primary source of current economic strength is consumer spending, which is being fueled by a strong labor market and rising income levels. But some of this current strength in spending is being borrowed from the future, and therefore it is likely that the second half of 1997 will see activity slowing to a more sustainable pace.

/s/ Charles G Crane

Charlie Crane

Chief Market Strategist

Key Asset Management Inc.

June 14, 1997

Note: The views expressed in this Investment Review and Economic Outlook are through June 14, 1997 and are subject to change at any time based on market and other conditions.

ANNUAL REPORT
PERFORMANCE INFORMATION

As of May 31, 1997

KEY MONEY MARKET MUTUAL FUND
YIELDS AND PERFORMANCE
Seven-day Yield                       4.76%
Seven-day Effective Yield             4.87%
Total Return Current Fiscal Year      4.74%<F1>

During the six-month period ended May 31, 1997, the Fund received waivers and reimbursements of certain expenses. If such waivers and reimbursements had not occurred, the Fund's seven-day yield, seven-day effective yield and total return for the year would have been 4.21%, 4.30% and 4.29%, respectively.

<F1> Annualized

KEY MONEY MARKET MUTUAL FUND
MATURITY SCHEDULE
Less than 30 days               54.6%
31-90 days                      41.1%
Greater than 90 days             4.3%

                               100.0%
Weighted Average Maturity     43 Days

The performance data quoted represents past performance and is not indicative of future results. Yields will fluctuate with market conditions.
There can be no assurance that the Key Money Market Mutual Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Key Money Market Mutual Fund is neither insured nor guaranteed by the U.S. government.

The Fund's Maturity Schedule presented may not be representative of current or future investment strategies. Fund strategies may change at any time.


May 31, 1997 (Unaudited)

KEY MONEY MARKET MUTUAL FUND

Statement of Investments

PRINCIPAL AMOUNT                                     AMORTIZED COST
U.S. TREASURY BILLS<F2>--8.6%
$ 4,000,000     4.400%, 6/12/97
                  (Cost $3,994,622)                  $ 3,994,622

U.S. TREASURY NOTES--51.6%
  6,000,000     5.625%, 6/30/97                        6,001,787
  2,000,000     5.875%, 7/31/97                        2,001,418
 14,000,000     6.500%, 8/15/97                       14,033,518
  2,000,000     5.750%, 10/31/97                       2,001,696

                Total U.S. Treasury Notes
                  (Cost $24,038,419)                  24,038,419

U.S. GOVERNMENT AGENCIES--15.6%
Federal Home Loan Bank<F2>--9.2%
    180,000     5.900%, 6/24/97                          180,017
  4,000,000     5.390%, 6/26/97                        3,985,028
    150,000     6.220%, 6/27/97                          150,050

                Total Federal Home Loan Bank
                  (Cost $4,315,095)                    4,315,095

Federal National Mortgage Assoc.<F2>--6.4%
  3,000,000     5.420%, 7/23/97
                  (Cost $2,976,513)                    2,976,513

                Total U.S. Government Agencies
                  (Cost $7,291,608)                    7,291,608

Repurchase Agreements--23.5%
 10,964,000     Lehman Brothers, Inc.
                  5.52%, 6/2/97,
                  (Collateralized by $11,090,000
                  Federal Home Loan Bank,
                  6.10%, 10/7/98,
                  market value--$11,188,268)
                  (Cost $10,964,000)                  10,964,000

Total Investments
  (Cost $46,288,649)<F1>                   99.3%      46,288,649
Other assets, net of other liabilities      0.7%         345,056

                                          100.0%     $46,633,705

<F1> At May 31, 1997, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

<F2> Rate shown represents annualized yield on date of purchase.

See accompanying Notes to Financial Statements


May 31, 1997 (Unaudited)

KEY MONEY MARKET MUTUAL FUND

Statement of Assets and Liabilities

ASSETS
  Investment in securities, at value                                                       $46,288,649
  Cash                                                                                             148
  Receivable for Fund shares sold                                                               25,957
  Interest receivable                                                                          482,271
  Prepaid expenses and other assets                                                             17,132

          Total Assets                                                                      46,814,157

LIABILITIES
  Payable for Fund shares redeemed                                                              10,000
  Due to administrator--Note 3(a)                                                               10,742
  Accrued expenses and other liabilities                                                       159,710

          Total Liabilities                                                                    180,452

NET ASSETS--Applicable to 46,634,642 shares, respectively, of common stock outstanding
            (2.925 billion shares authorized)                                              $46,633,705

NET ASSET VALUE AND REDEMPTION VALUE PER SHARE                                                   $1.00

IDENTIFIED COST OF INVESTMENT SECURITIES                                                   $46,288,649

ANALYSIS OF NET ASSETS
  Paid-in capital                                                                          $46,633,705

NET ASSETS                                                                                 $46,633,705

See accompanying Notes to Financial Statements



For the Six-Month Period Ended May 31, 1997 (Unaudited)

KEY MONEY MARKET MUTUAL FUND

Statement of Operations

INVESTMENT INCOME
  Interest Income                                                                               $1,434,024

  Expenses:
    Investment advisory fees--Note 3(a)                                                             67,610
    Administration fees--Note 3(a)                                                                  63,843
    Transfer agent fees                                                                             11,153
    Professional fees                                                                               39,704
    Custodian fees--Note 3(d)                                                                        8,663
    Directors fees and expenses--Note 3(b)                                                           6,289
    Shareholder reports                                                                              3,538
    Shareholder servicing fees--Note 3(c)                                                           40,926
    Federal and state registration fees                                                              6,296
    Miscellaneous                                                                                   35,226

             Total Expenses                                                                        283,248

    Less fee waivers and reimbursements--Note 3:
             Advisory fees                                                         (67,610)
             Shareholder servicing fees                                            (40,926)
             Miscellaneous                                                         (13,205)       (121,741)

             Total Expenses after fees waived                                                      161,507

NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,272,517

See accompanying Notes to Financial Statements


For the Six-Month Period Ended May 31, 1997 and the Year Ended November 30, 1996 (Unaudited)

KEY MONEY MARKET MUTUAL FUND

Statements of Changes in Net Assets

                                                                 1997                  1996

INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                          $   1,272,517         $  1,188,669

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income                                             (1,272,517)          (1,188,669)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sales of shares                                    137,505,764           85,243,127
  Reinvestment of dividends--Note 2(c)                                 707,774            1,066,504

                                                                   138,213,538           86,309,631
  Cost of shares redeemed                                         (133,738,870)         (65,998,933)

  Net increase in net assets from capital stock transactions         4,474,668           20,310,698

          Total increase in net assets                               4,474,668           20,310,698

NET ASSETS
  Beginning of period                                               42,159,037           21,848,339

  End of period                                                  $  46,633,705         $ 42,159,037

See accompanying Notes to Financial Statements


(Unaudited)

KEY MONEY MARKET MUTUAL FUND

Financial Highlights

                                                         Six-Month
                                                         Period
                                                         Ended                  Fiscal Year Ended November 30,
                                                         May 31,
                                                         1997            1996        1995        1994        1993

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 1.000         $ 1.000     $ 1.000     $ 1.000     $ 1.000
  Net investment income                                    0.023           0.047       0.051       0.034       0.026

Total from investment operations                           0.023           0.047       0.051       0.034       0.026
Less: dividends from net investment income                (0.023)         (0.047)     (0.051)     (0.034)     (0.026)

Net asset value, end of period                           $ 1.000         $ 1.000     $ 1.000     $ 1.000     $ 1.000

Total investment return                                     2.37%<F1>       4.65%       5.26%       3.37%       2.61%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (in thousands)                  $46,634         $42,159     $21,848     $28,606     $16,222
Ratio of expenses to average net assets                     0.60%<F2>       0.64%       0.63%       0.59%       0.55%
Ratio of net investment income to average net assets        4.70%<F2>       4.59%       5.15%       3.35%       3.16%
Decrease reflected in above expense ratios
  due to fee waivers and reimbursements                     0.45%<F2>       0.28%       0.25%       0.25%       0.25%

<F1> Not annualized.

<F2> Annualized.

See accompanying Notes to Financial Statements


(Unaudited)

KEY MONEY MARKET MUTUAL FUND

Notes to Financial Statements

Note 1

General
Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." The Company is a series company currently issuing capital stock of several different investment portfolios one of which, the Key Money Market Mutual Fund (the "Fund"), is included in this semi-annual report. The Company has 25 billion shares of $.01 par value capital stock authorized. Prior to July 12, 1996, the Fund was known as SBSF Money Market Fund. On May 31, 1997 the Fund had three shareholders which owned approximately 58% of the outstanding shares of the Fund. The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements with respect to such securities.

Note 2

Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires the Management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

(a) Investment Valuation
The Fund values its portfolio securities at 2:00 p.m. (Eastern Time) on each business day of the Fund using the amortized cost method, which approximates market value.

(b) Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis. Premiums on debt securities are amortized over the life of the security with a corresponding decrease to the security's cost basis.

(c) Dividends to Shareholders
Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares dividends daily from net investment income; such dividends are paid monthly. Distributions from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences may be considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

(d) Expenses
Assets, liabilities and operations are accounted for separately by each investment portfolio of the Company. Expenses directly attributable to the Fund are charged to the Fund's operations; expenses which are applicable to the several investment portfolios of the Company are allocated among them in relation to the net assets of each investment portfolio or on another reasonable basis.

(e) Repurchase Agreements
The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, generally the next business day, at an agreed upon higher repurchase price.
The Fund requires the maintenance of collateral with a market value at least equal to the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3

Investment Advisory and Administration Fees and Transactions with Affiliates

(a) Investment Advisory and Administration Fees
Key Asset Management Inc. ("KAM"), the Fund's investment adviser, is a wholly owned subsidiary of KeyBank National Association (formerly Society National Bank, N.A.) which is a wholly owned subsidiary of KeyCorp, a financial services holding company.

On February 28, 1997, the Adviser became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp--Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), KeyCorp
Mutual Fund Advisers, Inc., Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc.

Pursuant to an Investment Advisory Agreement between the Adviser and the Company, on behalf of the Fund, the Fund pays fees to the Adviser monthly, at the annual rate of 0.25% of the average daily net assets of the Fund. During the six-month period ended May 31, 1997, advisory fees incurred by the Fund amounted to $67,610, the entire amount of which was voluntarily waived by the Adviser, effectively reducing operating expenses and increasing total return for shareholders. This voluntary waiver may be terminated at any time.

BISYS Fund Services ("BISYS") serves as the Administrator to the Fund pursuant to an Administration Agreement. For services rendered by BISYS and related expenses borne by BISYS as Administrator, the Fund is obligated to pay BISYS a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.25 of 1% of the first $50 million and 0.15 of 1% of such net assets in excess of $50 million. Pursuant to its authority to delegate its responsibilities under the Administration Agreement, BISYS entered into a Sub-Administration Agreement with SBSF (now known as KAM) whereby
KAM performs certain sub-administrative and fund accounting services for the Fund at the expense of BISYS. During the six-month period ended May 31, 1997, BISYS received administration fees of $63,843 from the Fund. BISYS also serves as independent distributor (the "Distributor") of the Fund's capital stock, for which it receives no compensation.
Certain officers of the Company are affiliated with BISYS. Such officers receive no direct payments or fees from the Company for serving the Company in such capacities. During the six-month period ended May
31, 1997, miscellaneous expenses incurred by the Fund amounting to $13,205 were reimbursed by the Administrator.

(b) Directors' Fees
Fees of $7,500 per annum, and $750 per meeting, are paid to each director of the Company.

(c) Distribution Plan and Shareholder Servicing Plan
Pursuant to a plan adopted under 12b-1 under the Act, the Fund is permitted to make distribution payments to the extent that any portion of fees paid under a Shareholder Servicing Plan (described below) are subsequently deemed to be for services primarily intended to result in the sale of Fund shares.

The Company currently has a Shareholder Servicing Plan under which the Fund may pay fees of up to an annual rate of 0.25% of their average daily net assets for fees incurred in connection with personal service and the maintenance of accounts holding shares of the Fund. Such agreements may be entered into between the Company, on behalf of the Fund, and various shareholder servicing agents including the Distributor and affiliates of KeyCorp and the Adviser. During the six-month period ended May 31, 1997, the Fund incurred shareholder servicing fees of $40,926 which were reimbursed by the Distributor.

(d) Custodian Fees
Key Trust Company of Ohio, N.A. ("Key Trust"), a subsidiary of KeyCorp and an affiliate of the Adviser, is the custodian for the Fund's cash and securities. Custodian fees, as reflected in the accompanying statement of operations, represent fees paid by the Fund to Key Trust for services it performs as custodian.

Note 4

Federal Income Tax Status
It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each investment portfolio of the Company is treated as a separate entity for the purpose of determining such compliance.

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KeyFunds

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2 KF/MMM-SEM (5/97)